                                                                                                     EXECUTION COPY

         THIS  ASSIGNMENT,  ASSUMPTION AND  RECOGNITION  AGREEMENT (this  "Assignment"),  dated of July 1, 2008, is entered into among Credit Suisse First Boston Mortgage  Acceptance Corp. (the "Assignee"),  having an address at 11
Madison Avenue, 4th Floor, New York, New York, 10010,  Chimera Investment  Corporation (the "Assignor"),  having an address at 1211 Avenue of the Americas,  Suite 2902, New York, New York 10036, PHH Mortgage Corporation,  as seller
(in such  capacity,  the  "Seller")  and as  servicer  (in such  capacity,  the  "Servicer")  under  the  Agreement referenced  below,  having an address at 3000 Leadenhall Road, Mt. Laurel,  New Jersey  08504, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer (the "Master  Servicer") and securities  administrator (the
"Securities Administrator").

                                                     RECITALS

         WHEREAS the Assignor,  the Seller,  Bishop's Gate  Residential  Mortgage Trust  ("Bishop's  Gate") and the
Servicer  have entered into a certain  Mortgage  Loan Flow  Purchase,  Sale and  Servicing  Agreement,  dated as of
December  14, 2007 (as amended or modified to the date  hereof,  the  "Agreement"),  pursuant to which the Assignor has acquired  certain  Mortgage  Loans  pursuant to the terms of the  Agreement  and Servicer has agreed to service such Mortgage Loans; and

         WHEREAS the  Assignee has agreed,  on the terms and  conditions  contained  herein,  to purchase  from the
Assignor  certain of the Mortgage  Loans (the  "Specified  Mortgage  Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule  attached as Exhibit I hereto (the "Specified  Mortgage
Loan Schedule");

         NOW,  THEREFORE,  in  consideration  of the mutual promises  contained  herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.       Assignment and Assumption

         1.       On and as of the date hereof,  the Assignor  hereby sells,  assigns and transfers to the Assignee all of its right,  title and interest in the Specified  Mortgage Loans and all rights  related  thereto as provided under the Agreement to the extent  relating to the Specified  Mortgage  Loans,  including  without  limitation  the right of the Assignor to require the Seller to repurchase  the Specified  Mortgage  Loans pursuant to Section 3.04, the Assignee hereby accepts such assignment from the Assignor,  and the Seller hereby  acknowledges such assignment and assumption.

         2.       On and as of the date hereof,  the  Assignor  represents  and  warrants to the Assignee  that the
Assignor  has not taken any action that would serve to impair or encumber  the  Assignee's  ownership  interests in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

2.       Recognition of Assignee

         From and  after  the date  hereof,  both the  Assignee  and the  Seller  shall  note the  transfer  of the
Specified  Mortgage Loans to the Assignee in their  respective  books and records and shall  recognize the Assignee

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as the owner of the Specified  Mortgage  Loans,  and Servicer  shall service the Specified  Mortgage  Loans for the benefit of the Assignee  pursuant to the Agreement,  the terms of which are  incorporated  herein by reference.  It is the intention of the Seller,  the Servicer,  the Assignee and the Assignor that the Assignment  shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

3.       Representations and Warranties

         1.       The Assignor  represents  and warrants to, and covenants  with,  the  Assignee,  the Servicer and the Seller as of the date hereof:

         (a)      Attached  hereto as Exhibit II is a true and accurate copy of the Agreement,  which  agreement is in full  force  and  effect  as of the date  hereof  and the  provisions  of which  have not been waived,  amended  or  modified  in any  respect,  nor has any  notice of  termination  been given thereunder;

         (b)      Assignor has good title to each and every  Specified  Mortgage  Loan,  is the lawful owner of the
                  Specified  Mortgage  Loans and has full right to transfer the  Specified  Mortgage  Loans and any and all of its  interests,  rights and  obligations  under the  Agreement  as they  relate to the
                  Specified Mortgage Loans, free and clear from any and all claims and encumbrances;

         (c)      Assignor  is  duly  organized,  validly  existing  and in good  standing  under  the  laws of the jurisdiction  of its  incorporation,  and has all requisite  power and authority to acquire,  own and sell the Specified Mortgage Loans;

         (d)      Assignor has full corporate  power and authority to execute,  deliver and perform its obligations under this Assignment,  and to consummate the transactions set forth herein.  The consummation of the  transactions  contemplated  by this  Assignment  is in the  ordinary  course  of  Assignor's business and will not conflict  with,  or result in a breach of, any of the terms,  conditions or provisions of Assignor's charter or by-laws or any legal  restriction,  or any material agreement or  instrument  to  which  Assignor  is now a party or by which it is  bound,  or  result  in the violation  of any law,  rule,  regulation,  order,  judgment  or decree to which  Assignor or its property is subject.  The execution,  delivery and performance by Assignor of this Assignment and the  consummation by it of the  transactions  contemplated  hereby,  have been duly authorized by all necessary  corporate  action on the part of Assignor.  This Assignment has been duly executed and delivered by Assignor and,  upon the due  authorization,  execution and delivery by Assignee,
                  Servicer and the Seller,  will  constitute the valid and legally  binding  obligation of Assignor enforceable  against  Assignor  in  accordance  with its terms  except as  enforceability  may be limited by  bankruptcy,  reorganization,  insolvency,  moratorium  or other  similar  laws now or hereafter  in effect  relating to  creditors'  rights  generally,  and by general  principles  of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

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         (e)      No consent,  approval,  order or authorization of, or declaration,  filing or registration  with, any  governmental  entity is required to be obtained or made by Assignor in  connection  with the execution,  delivery or performance by Assignor of this Assignment,  or the consummation by it of the transactions contemplated hereby;

         (f)      Assignor  hereby  covenants to promptly  deliver to the  Assignee or its  designee any  Specified
                  Mortgage Loan  document  received by the Assignor from the Servicer with respect to the Specified
                  Mortgage Loans;

         (g)      No legal or  governmental  proceedings  are pending to which the  Assignor is a party or of which any  property of the  Assignor is the  subject,  which if  determined  adversely  to the Assignor would,  individually  or in the  aggregate,  have a  material  adverse  effect  on the  financial position,  shareholders' equity or results of operations of the Assignor;  and to the best of the
                  Assignor's  knowledge,  no such  proceedings  are  threatened  or  contemplated  by  governmental authorities or threatened by others; and

         (h)      The Assignor possesses,  and will possess,  all material licenses,  certificates,  authorities or permits  issued by the  appropriate  state,  federal or  foreign  regulatory  agencies  or bodies necessary to conduct the business now  conducted by it,  except to the extent that the failure to have such  licenses,  certificates,  authorities  or  permits  does not have a  material  adverse effect  on the  Notes or the  financial  condition  of the  Assignor,  and the  Assignor  has not received,  nor will have received as of the Closing Date, any notice of  proceedings  relating to the  revocation  or  modification  of any such license,  certificate,  authority or permit which, singly or in the aggregate,  if the subject of an unfavorable decision,  ruling or finding, would materially and adversely affect the conduct of its business, operations or financial condition.

         2.       Assignee  warrants and represents to, and covenants with,  Assignor,  the Servicer and the Seller as of the date hereof:

         (a)      Assignee  is  duly  organized,  validly  existing  and in good  standing  under  the  laws of the jurisdiction of its  organization  and has all requisite power and authority to acquire,  own and purchase the Specified Mortgage Loans;

         (b)      Assignee has full corporate  power and authority to execute,  deliver and perform its obligations under this Assignment,  and to consummate the transactions set forth herein.  The consummation of the  transactions  contemplated  by this  Assignment  is in the  ordinary  course  of  Assignee's business and will not conflict  with,  or result in a breach of, any of the terms,  conditions or provisions of Assignee's charter or by-laws or any legal  restriction,  or any material agreement or  instrument  to  which  Assignee  is now a party or by which it is  bound,  or  result  in the violation  of any law,  rule,  regulation,  order,  judgment  or decree to which  Assignee or its property is subject.  The execution,  delivery and performance by Assignee of this Assignment and the  consummation by it of the  transactions  contemplated  hereby,  have been duly authorized by

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                  all necessary  corporate  action on the part of Assignee.  This Assignment has been duly executed and delivered by Assignee and,  upon the due  authorization,  execution and delivery by Assignor,
                  Servicer and the Seller,  will  constitute the valid and legally  binding  obligation of Assignee enforceable  against  Assignee  in  accordance  with its terms  except as  enforceability  may be limited by  bankruptcy,  reorganization,  insolvency,  moratorium  or other  similar  laws now or hereafter  in effect  relating to  creditors'  rights  generally,  and by general  principles  of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         (c)      No consent,  approval,  order or authorization of, or declaration,  filing or registration  with, any  governmental  entity is required to be obtained or made by Assignee in  connection  with the execution,  delivery or performance by Assignee of this Assignment,  or the consummation by it of the transactions contemplated hereby; and

         (d)      Assignee  agrees to be bound by all of the terms,  covenants and conditions of the Agreement with respect to the Specified  Mortgage Loans,  and from and after the date hereof,  Assignee  assumes for the benefit of Assignor all of Assignor's  obligations  thereunder but solely with respect to such Specified Mortgage Loans.

         3.       Servicer warrants and represents to, and covenants with, Assignor,  and Assignee,  as of the date hereof:

         (a)      Attached  hereto as Exhibit II is a true and accurate copy of the Agreement,  which  agreement is in full  force  and  effect  as of the date  hereof  and the  provisions  of which  have not been waived,  amended  or  modified  in any  respect,  nor has any  notice of  termination  been given thereunder;

         (b)      Servicer  is  duly  organized,  validly  existing  and in good  standing  under  the  laws of the jurisdiction  of its  incorporation,  and has all  requisite  power and  authority to service the
                  Specified  Mortgage  Loans and  otherwise to perform its  obligations  under the  Agreement  with respect to the Specified Mortgage Loans;

         (c)      Servicer has full corporate  power and authority to execute,  deliver and perform its obligations under this Assignment,  and to consummate the transactions set forth herein.  The consummation of the  transactions  contemplated  by this  Assignment  is in the  ordinary  course  of  Servicer's business and will not conflict  with,  or result in a breach of, any of the terms,  conditions or provisions of Servicer's charter or by-laws or any legal  restriction,  or any material agreement or  instrument  to  which  Servicer  is now a party or by which it is  bound,  or  result  in the violation  of any law,  rule,  regulation,  order,  judgment  or decree to which  Servicer or its property is subject.  The  execution,  delivery and  performance  by Servicer of this  Assignment and the consummation by it of the  transactions  contemplated  hereby,  have been duly authorized by all  necessary  corporate  action  on the part of  Servicer.  This  Assignment  has been  duly executed and delivered by Servicer,  and, upon the due  authorization,  execution and delivery by
                  Assignor,  Assignee  and Seller will  constitute  the valid and  legally  binding  obligation  of

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                  Servicer,  enforceable  against  Servicer in accordance  with its terms except as  enforceability may be limited by bankruptcy,  reorganization,  insolvency,  moratorium or other similar laws now or hereafter in effect  relating to creditors'  rights  generally,  and by general  principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         (d)      No consent,  approval,  order or authorization of, or declaration,  filing or registration  with, any  governmental  entity is required to be obtained or made by Servicer in  connection  with the execution,  delivery or performance by Servicer of this Assignment,  or the consummation by it of the transactions contemplated hereby;

         (e)      The Servicer  hereby  restates the  representations  and warranties made by it in Section 3.02 of the  Agreement  with  respect  to  itself  as  Servicer  as of  the  Closing  Date,  as  if  such representations  and  warranties  were set forth herein in full.  In the event of a breach of any such representations and warranties,  the Assignee, or its assignee,  shall be entitled to all of the remedies given to the Assignor under the Agreement as a result of such breach; and

         (f)      Servicer has  established  the  Collection  Account and Escrow  Account under the Agreement  with respect  to  the  Specified  Mortgage  Loans  as  required  in the  Agreement,  and  shall  remit collections  received  on the  Specified  Mortgage  Loans to such  accounts  as  required  by the
                  Agreement.

4.       The Seller warrants and represents to, and covenants with, Assignor and Assignee, as of the date hereof:

         (a)      Attached  hereto as Exhibit II is a true and accurate copy of the Agreement,  which  agreement is in full  force  and  effect  as of the date  hereof  and the  provisions  of which  have not been waived,  amended  or  modified  in any  respect,  nor has any  notice of  termination  been given thereunder;

         (b)      Seller  is  duly  organized,  validly  existing  and in  good  standing  under  the  laws  of the jurisdiction  of its  formation,  and has all  requisite  power  and  authority  to  perform  its obligations under the Assignment;

         (c)      Seller has full  entity  power and  authority  to execute,  deliver  and perform its  obligations under this Assignment,  and to consummate the transactions set forth herein.  The consummation of the transactions  contemplated by this Assignment is in the ordinary course of Seller's  business and will  not  conflict  with,  or  result  in a  breach  of,  any of the  terms,  conditions  or provisions  of  Seller's  organizational  document  or any  legal  restriction,  or any  material agreement  or  instrument  to which  Seller is now a party or by which it is bound,  or result in the  violation of any law,  rule,  regulation,  order,  judgment or decree to which Seller or its property is subject.  The execution,  delivery and  performance by Seller of this  Assignment and the  consummation by it of the  transactions  contemplated  hereby,  have been duly authorized by

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                  all necessary  entity action on the part of Seller.  This  Assignment  has been duly executed and delivered  by Seller,  and,  upon the due  authorization,  execution  and  delivery by  Assignor,
                  Servicer,  the  other  Seller  and  Assignee,  will  constitute  the valid  and  legally  binding obligation  of  Seller,  enforceable  against  Seller  in  accordance  with its  terms  except as enforceability  may be limited by  bankruptcy,  reorganization,  insolvency,  moratorium or other similar laws now or hereafter in effect relating to creditors' rights  generally,  and by general principles  of equity  regardless  of whether  enforceability  is  considered  in a proceeding in equity or at law;

         (d)      No consent,  approval,  order or authorization of, or declaration,  filing or registration  with, any  governmental  entity is required to be  obtained  or made by Seller in  connection  with the execution,  delivery or performance by Seller of this  Assignment,  or the  consummation by it of the transactions contemplated hereby;

         (e)      All of the information  set forth on the Specified  Mortgage Loan Schedule is true and correct as of the Closing Date in all material respects;

         (f)      The Seller hereby  restates the  representations  and warranties in Sections 3.01 and 3.03 of the
                  Agreement  with respect to the Specified  Mortgage Loans sold by it under the Agreement as of the
                  Closing Date, as if such representations and warranties were set forth herein in full; and

         (g)      In the event of a breach of any  representations  and  warranties  set forth in Section  3(e) and
                  3(f) of this Assignment,  the Assignee and its assigns,  shall be entitled to all of the remedies given to the Assignor pursuant to Section 3.04 of the Agreement as a result of such breach.

5.       Modification of Servicing Agreement

         The Seller and Assignor  hereby  modify the  Agreement  with respect to the  Specified  Mortgage  Loans as follows:

         (a)      The following  definitions in Section 1.01 of the Agreement are hereby  modified by deleting each definition in its entirety and replacing it with the following:

                  "Collection   Account":   The  collection  account  entitled  "Custodial  Account,  PHH  Mortgage
         Corporation,  as Servicer,  in trust for the holders of the PHH Mortgage Trust  2008-CIM2  Mortgage Backed
         Notes"

                  "Eligible  Account":  Either  (i) an  account  or  accounts  maintained  with a federal  or state chartered  depository  institution  or trust  company  (which may be the  Servicer or an  Affiliate of the
         Servicer  or which may be the  trustee or an  Affiliate  of the  trustee)  the short term  unsecured  debt obligations  of which (or, in the case of a depository  institution or trust company that is the principal subsidiary of a holding  company,  the short term unsecured debt  obligations of such holding company) are rated by each of the applicable  Rating  Agencies not lower than P-1 in the case of Moody's and A-2 in the case of  Standard  &  Poor's;  provided,  however,  that if the  federal  or  state  chartered  depository

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         institution  or trust  company at which such account is maintained  fails to satisfy the ratings  criteria set forth in this clause  (i),  such  account  shall be moved to a federal or state  chartered  depository institution  or trust  company that  satisfies  such  criteria  within 30 calendar  days;  or (ii) a trust account or  accounts  maintained  with the trust  department  of a federal or state  chartered  depository institution  or trust company  acting in its fiduciary  capacity,  provided that any such state  chartered depository  institution is subject to regulation regarding funds on deposit  substantially  similar to the regulations set forth in 12 C.F.R. § 9.10(b).

                  "Prepayment  Interest  Shortfall  Amount":  With respect to any Mortgage Loan that was subject to a voluntary (not including  discounted  payoffs and short sales)  Principal  Prepayment in full or in part during any Principal  Prepayment  Period,  which  Principal  Prepayment  was applied to such Mortgage Loan prior to such  Mortgage  Loan's Due Date in the  related Due  Period,  the amount of interest  (net of the related  Servicing  Fee for Principal  Prepayments  in full only) that would have accrued on the amount of such Principal  Prepayment during the period commencing on the date as of which such Principal  Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

                  "Principal Prepayment Period":  The calendar month preceding the related Remittance Date.

                  "Repurchase  Price": As to (a) any Defective  Mortgage Loan required to be repurchased  hereunder with respect to which a breach  occurred or (b) any Mortgage Loan required to be  repurchased  pursuant to
         Section 3.04 and/or  Section 7.02, an amount equal to (1) the product of (x) the  percentage of par stated
         in the related  Purchase Price and Purchase Price and Terms Letter  ("Percentage  of Par") minus 100%, (y)
         the lesser of (A) the Unpaid  Principal  Balance of the Mortgage Loan at the time of repurchase or (B) the
         Unpaid  Principal  Balance as of the Cut-off Date, and (z) (A) if the repurchase  occurs before the end of the sixth month  following the related  Closing Date,  one, (B) if the repurchase  occurs after the end of the sixth  month,  but before the end of the  twenty-fourth  month  following  the related  Closing Date a ratio,  the  numerator of which shall be  twenty-three  minus the number of months that have elapsed since the Closing  Date and the  denominator  of which shall be 18, and (C) if the  repurchase  occurs after the twenty-fourth  month  following  the Closing Date,  zero;  plus (2) the Unpaid  Principal  Balance of such
         Mortgage Loan at the time of repurchase;  plus (3) interest on such Mortgage Loan at the  applicable  Note
         Rate from the last date through which interest has been paid and  distributed  to the Purchaser  hereunder to the date of  repurchase;  plus (4) any  costs  and  damages  incurred  by the  Purchaser  or any of its assignees in respect of a breach or defect in  connection  with any violation by such Mortgage Loan of any predatory- or  abusive-lending  laws; minus (5) any amounts received in respect of such Defective Mortgage
         Loan which are being held in the Collection Account for future remittance."

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

         (b)      The following definitions shall be added to Section 1.01 of the Agreement:

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                  Closing Date:  July 25, 2008.

                  Capitalization  Reimbursement  Amount: For any Remittance Date, the aggregate amount added to the
         Scheduled  Principal  Balance of the  Mortgage  Loans during the related Due Period  representing  amounts reimbursable to the Servicer on or prior to such  Remittance  Date in connection with the  modification of
         Mortgage Loans and reimbursed to the Servicer during the related Due Period.

                  Trust:  PHH Mortgage Trust, Series 2008-CIM2.

         (c)      [reserved];

         (d)      The definition of "Permitted  Investments"  is hereby  modified by deleting  clause (f) from such definition and replacing such clauses with the following:

                  "(f) reserved;"

         (e)      The following clause (8) is hereby added to Section 5.05 of the Agreement:

                  "(8)     to  reimburse  itself  for  Capitalization  Reimbursement  Amounts,  from the  principal portion of Monthly Payments,  Principal Prepayments,  Payoffs, Liquidation Proceeds and Insurance Proceeds
         on the Mortgage Loans in any loan group."

         (f)      The following clause (74) is hereby added to Section 3.03 of the Agreement:

                  "None of the Mortgage  Loans are governed by the Georgia Fair Lending Act, if such  Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003."

         (g)      Section 6.02 of the  Agreement is hereby  amended by deleting the first  sentence of such section in its entirety and replacing it with the following:

                  "Within five (5) calendar  days  following  each Record Date,  the Servicer  shall deliver to the
         Purchaser  monthly  accounting  reports in the form of Exhibits  6.02(a) through  6.02(i)  attached hereto with respect to the most recently ended Due Period."

         (h)      Section  6.03(1) of the Agreement is hereby  amended by deleting such section in its entirety and replacing it with the following:

                  "Not later than the close of business on the Business Day  immediately  preceding each Remittance
         Date,  the Servicer shall deposit in the  Collection  Account an amount equal to all Monthly  Payments not previously  advanced by the Servicer  (with interest  adjusted to the Remittance  Rate) that were due on a
         Mortgage Loan and  delinquent  at the close of business on the related  Determination  Date,  plus amounts representing  assumed  Monthly  Payments on any REO  Property to the extent not covered by any current net income on the related REO  Property.  Any such amounts  advanced by the Servicer on a Mortgage  Loan shall be reduced to reflect any related  servicing  modifications  previously made to such Mortgage  Loans.  The
         Servicer  may reduce the total  amount to be  deposited  in the  Collection  Account  as  required  by the foregoing  sentence  by the  amount  of  funds in the  Collection  Account  which  are to be  remitted  to
         Purchaser  on a Remittance  Date or Dates  subsequent  to the related Due Period  pursuant to the terms of this Agreement."

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         (i)      Section  8.02(2) of the  Agreement  is hereby  amended by  deleting  the first  sentence  of such section in its entirety and replacing it with the following:

                  "Additional  Reports;  Further  Assurances.  Within five (5) calendar days  following each Record
         Date,  the Servicer shall deliver to the Purchaser (i) a report,  acceptable to the Purchaser,  describing in  reasonable  detail  all  Mortgage  Loans  that  are 90  days  or more  delinquent  and the  Servicer's activities  in  connection  with  such  delinquencies  and  (ii) a  report  (substantially  in the form of
         Exhibits 6.02(h) and 6.02(i) attached hereto) with respect to delinquent Mortgage Loans."

         (j)      Section  10.01(1) of the  Agreement  is hereby  amended by deleting  such section in its entirety and replacing it with the following:

                  "any  failure by the  Servicer to remit to the  Purchaser  any payment  required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days;"

         (k)      Section  13.03(d) of the  Agreement  is hereby  amended by deleting  such section in its entirety and replacing it with the following:

                  "For the purpose of satisfying  the reporting  obligation  under the Exchange Act with respect to any  class  of  asset-backed  securities,  the  Servicer  shall  (or  shall  cause  each  Subservicer  and
         Third-Party  Originator  to)  (i) provide  prompt  notice to the  Purchaser,  any Master  Servicer and any
         Depositor in writing of (A) any material  litigation or governmental  proceedings  involving the Servicer, any  Subservicer  or any  Third-Party  Originator;  (B) any  affiliations  or  relationships  that develop following the closing date of a Securitization  Transaction  between the Servicer,  any Subservicer or any
         Third-Party  Originator and any of the parties  specified in clause (D) of  paragraph (a)  of this Section
         (and  any  other  parties   identified  in  writing  by  the  requesting   party)  with  respect  to  such
         Securitization  Transaction,  (C) any  Event  of  Default  under  the  terms  of  this  Agreement  or  any
         Reconstitution  Agreement,  (D) any merger,  consolidation or sale of  substantially  all of the assets of the Servicer,  and (E) the  Servicer's  entry into an agreement with a Subservicer to perform or assist in the  performance  of any  of  the  Servicer's  obligations  under  this  Agreement  or any  Reconstitution
         Agreement  and  (ii) provide  to the  Purchaser  and any  Depositor  a  description  of such  proceedings, affiliations or relationships."

         (l)      Section  13.03(e) of the  Agreement  is hereby  amended by  inserting  the phrase  ", any  Master
Servicer" immediately after the phrase "the Purchaser" in clause (ii)(x) of such Section.

         (m)      The second paragraph of Section 13.03(e) of the Agreement is hereby deleted in its entirety.

         (n)      A new Section  13.03(f)  of the  Agreement  is hereby  added to the  Agreement  and shall read as follows:

                                                            9

                  "In addition to such information as PHH Mortgage,  as servicer,  is obligated to provide pursuant to other  provisions  of this  Agreement,  not later than ten days prior to the  deadline for the filing of any  distribution  report on Form 10-D in  respect  of any  Securitization  Transaction that  includes  any of the  Mortgage  Loans  serviced  by the  Servicer or any  Subservicer,  the
                  Servicer  or  such  Subservicer,  as  applicable,  shall,  to the  extent  the  Servicer  or such
                  Subservicer has knowledge,  provide to the party  responsible for filing such report  (including, if  applicable,  the Master  Servicer)  notice of the  occurrence of any of the following  events along  with all  information,  data,  and  materials  related  thereto as may be  required  to be included in the related  distribution  report on Form 10-D (as  specified  in the  provisions  of
                  Regulation AB referenced below):

                           (i)      any material  modifications,  extensions or waivers of pool asset terms,  fees, penalties or payments during the distribution  period or that have  cumulatively  become material over time (Item 1121(a)(11) of Regulation AB);

                           (ii)     material  breaches of pool asset  representations  or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                           (iii)    information regarding new asset-backed  securities issuances backed by the same pool assets, any pool asset changes (such as, additions,  substitutions or repurchases),  and any material  changes in origination,  underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB)."

         (o)      Section  13.03(g) of the  Agreement  is hereby  amended by deleting  such section in its entirety and replacing it with the following:

                  "The  Servicer  shall  provide to the  Purchaser,  any Master  Servicer and any  Depositor,  such additional  information as such party may reasonably  request,  including evidence of the authorization of the person  signing any  certification  or statement,  copies or other evidence of Fidelity Bond Insurance and Errors and Omissions  Insurance Policy,  financial  information and reports and such other information related to the Servicer or any Subservicer or the Seller or such Subservicer's performance hereunder."

         (p)      Section  13.04 of the  Agreement is hereby  amended by deleting  such section in its entirety and replacing it with the following:

                  "On or before March 1 of each calendar  year,  commencing in 2009,  the Servicer shall deliver to the  Purchaser,  any Master  Servicer  and any  Depositor  a  statement  of  compliance  addressed  to the
         Purchaser,  such Master  Servicer and such Depositor and signed by an authorized  officer of the Servicer, to the effect that (i) a review of the Servicer's  activities  during the immediately  preceding  calendar year (or  applicable  portion  thereof) and of its  performance  under this  Agreement and any  applicable
         Reconstitution  Agreement during such period has been made under such officer's  supervision,  and (ii) to the best of such  officers'  knowledge,  based on such  review,  the  Servicer  has  fulfilled  all of its obligations  under this Agreement and any  applicable  Reconstitution  Agreement in all material  respects

                                                            10

         throughout such calendar year (or applicable  portion  thereof) or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifically  identifying  each such failure known to such officer and the nature and the status thereof."

         (q)      Section  13.05(a) of the  Agreement  is hereby  amended by deleting  such section in its entirety and replacing it with the following:

                  "(a) On or before March 1 of each calendar year, commencing in 2009, the Seller shall:

                           (i)      deliver to the  Purchaser,  any Master  Servicer and any Depositor a report (in form and  substance  reasonably  satisfactory  to the  Purchaser,  such Master  Servicer and such
                  Depositor)  regarding the Servicer's  assessment of compliance with the Servicing Criteria during the  immediately  preceding  calendar  year,  as required  under  Rules  13a-18 and 15d-18 of the
                  Exchange Act and  Item 1122 of  Regulation  AB. Such report shall be addressed to the  Purchaser, such Master  Servicer and such  Depositor  and signed by an  authorized  officer of the Servicer, and shall address each of the  Servicing  Criteria  indicated on Exhibit 12  hereto as applicable to the Servicer;

                           (ii)     deliver to the Purchaser,  any Master  Servicer and any Depositor a report of a registered  public accounting firm reasonably  acceptable to the Purchaser,  such Master Servicer and such  Depositor  that attests to, and reports on, the  assessment of  compliance  made by the
                  Servicer  and  delivered  pursuant  to the  preceding  paragraph.  Such  attestation  shall be in accordance with  Rules 1-02(a)(3)  and 2-02(g) of Regulation S-X under the Securities Act and the
                  Exchange Act;

                           (iii)    cause each  Subservicer,  and each  Subcontractor  determined  by the  Servicer pursuant to Section 13.06(b) to be "participating  in the servicing  function" within the meaning of Item 1122 of  Regulation  AB,  to  deliver  to the  Purchaser,  any  Master  Servicer  and any
                  Depositor an  assessment  of  compliance  and  accountants'  attestation  as and when provided in paragraphs (i) and (ii) of this Section; and

                           (iv)     deliver,  and cause each  Subservicer  and  Subcontractor  described  in clause
                  (iii) to provide,  to the  Purchaser,  any Master  Servicer,  any  Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes  Certification")  required by
                  Rules  13a-14(d)  and  15d-14(d)  under  the  Exchange  Act  (pursuant  to  Section  302  of  the
                  Sarbanes-Oxley   Act  of  2002)  on  behalf  of  an   asset-backed   issuer  with  respect  to  a
                  Securitization  Transaction a certification  signed by the  appropriate  officer of the Seller in the form attached hereto as Exhibit 11.

                  The Servicer  acknowledges that the parties  identified in  clause (a)(iv)  above may rely on the certification  provided by the Servicer  pursuant to such clause in signing a Sarbanes  Certification  and

                                                            11

         filing such with the  Commission.  Neither the  Purchaser  nor any  Depositor  will request  delivery of a certification  under clause  (a)(iv)  above unless a Depositor is required  under the Exchange Act to file an annual  report on Form 10-K with  respect to an issuing  entity  whose  asset  pool  includes  Mortgage
         Loans."

         (r)      Section  13.06(a) of the  Agreement  is hereby  amended by deleting  the second  sentence of such section in its entirety and replacing it with the following:

                  "The Servicer shall cause any Subservicer  used by the Servicer (or by any  Subservicer)  for the benefit of the  Purchaser  and any  Depositor  to comply  with the  provisions  of this  Section  and with
         Sections 13.02,  13.03(c),  (e), (f) and (g), 13.04,  13.05 and 13.07 of this Agreement to the same extent as if such  Subservicer  were the Servicer,  and to provide the information  required with respect to such
         Subservicer under Section 13.03(d) of this Agreement."

         (s)      Section  13.06(b) of the  Agreement  is hereby  amended by deleting  such section in its entirety and replacing it with the following:

                  "It shall not be  necessary  for the  Servicer to seek the consent of the  Purchaser,  any Master
         Servicer or any  Depositor to the  utilization  of any  Subcontractor.  The Servicer  shall  promptly upon request  provide  to the  Purchaser,  any  Master  Servicer  and any  Depositor  (or any  designee  of the
         Depositor,  such as an  administrator)  a written  description (in form and substance  satisfactory to the
         Purchaser,  such Master  Servicer  and such  Depositor)  of the role and  function  of each  Subcontractor utilized by the  Servicer or any  Subservicer,  specifying  (i) the  identity of each such  Subcontractor,
         (ii) which  (if any) of such  Subcontractors  are  "participating  in the servicing  function"  within the meaning  of Item 1122 of  Regulation  AB, and (iii)  which  elements  of the  Servicing  Criteria  will be addressed in assessments of compliance  provided by each Subcontractor  identified pursuant to clause (ii)
         of this paragraph.

                  As a condition to the utilization of any  Subcontractor  determined to be  "participating  in the servicing  function"  within the meaning of Item 1122 of Regulation  AB, the Servicer shall cause any such
         Subcontractor  used by the  Servicer  (or by any  Subservicer)  for the benefit of the  Purchaser  and any
         Depositor to comply with the  provisions of Sections  13.05 and 13.07 of this Agreement to the same extent as if such  Subcontractor  were the Servicer.  The Servicer shall be  responsible  for obtaining from each
         Subcontractor  and  delivering  to the Purchaser  and any  Depositor  any  assessment  of  compliance  and attestation  and the other  certifications  required to be delivered by such  Subcontractor  under Section
         13.05, in each case as and when required to be delivered."

         (t)      The first  paragraph  of Section  13.07(a) of the  Agreement is hereby  amended by inserting  the phrase "and affiliates"  immediately after "employees" and by inserting "claims,"  immediately prior to "losses" in such paragraph.

         (u)      Section 13.07(a)(i)(A)  of the  Agreement  is hereby  amended by  inserting  "data,"  immediately following "certification," and by deleting the phrase "in written or electronic form".

                                                            12

         (v)      The following sentence is hereby added to the end of Section 13.07(a) of the Agreement:

                  "This  indemnification  shall survive the termination of this Agreement or the termination of any party to this Agreement."

         (w)      Section  13.07(b)(i)  of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                           "(i)     Any  failure  by  PHH  Mortgage,  any  Subservicer,  any  Subcontractor  or any
                  Third-Party  Originator to deliver any information,  report,  certification,  accountants' letter or other  material  when and as required  under this Article  XIII, or any breach by PHH Mortgage of a  representation  or  warranty  set  forth in  Section  13.02(a)  or in a  writing  furnished pursuant  to Section  13.02(b)  and made as of a date prior to the  closing  date of the  related
                  Securitization  Transaction,  to the extent that such breach is not cured by such  closing  date, or any breach by PHH Mortgage of a  representation  or warranty in a writing  furnished  pursuant to Section  13.02(b) to the extent made as of a date  subsequent  to such  closing  date,  shall, except as provided in clause  (ii) of this  paragraph,  immediately  and  automatically,  without notice or grace period,  constitute  an Event of Default with respect to PHH Mortgage  under this
                  Agreement  and any  applicable  Reconstitution  Agreement,  and shall  entitle the  Purchaser  or
                  Depositor,  as applicable,  in its sole discretion to terminate the rights and obligations of PHH
                  Mortgage  as  servicer  under this  Agreement  and/or  any  applicable  Reconstitution  Agreement without  payment  (notwithstanding  anything in this Agreement or any  applicable  Reconstitution
                  Agreement  to the  contrary)  of any  compensation  to  PHH  Mortgage  (and  if the  Servicer  is servicing  any of the  Mortgage  Loans  in a  Securitization  Transaction,  appoint  a  successor servicer  reasonably  acceptable  to any Master  Servicer for such  Securitization  Transaction);
                  provided  that  to the  extent  that  any  provision  of this  Agreement  and/or  any  applicable
                  Reconstitution  Agreement  expressly  provides for the survival of certain  rights or obligations following termination of PHH Mortgage as servicer, such provision shall be given effect.

         (x)      Section  13.07(b)(ii)  of the  Agreement  is hereby  amended  by  deleting  such  section  in its entirety and replacing it with the following:

                           (i)      Any failure by PHH Mortgage,  any Subservicer or any  Subcontractor  to deliver any  information,  report,  certification  or  accountants'  letter  when and as  required  under
                  Section  13.04 or 13.05,  including  (except as provided  below) any  failure by PHH  Mortgage to
                  identify  pursuant  to  Section 13.06(b)  any  Subcontractor   "participating  in  the  servicing
                  function"  within the meaning of Item 1122 of Regulation AB, which  continues  unremedied for ten calendar days after the date on which such  information,  report,  certification  or accountants'
                  letter was required to be delivered  shall  constitute an Event of Default  (notwithstanding  any other provision in this Agreement or any  Reconstitution  Agreement to the contrary) with respect to PHH Mortgage  under this  Agreement and any  applicable  Reconstitution  Agreement,  and shall

                                                            13

                  entitle  the  Purchaser,  any  Master  Servicer  or any  Depositor,  as  applicable,  in its sole discretion  to  terminate  the rights and  obligations  of PHH  Mortgage as  servicer  under this
                  Agreement  and/or  any  applicable  Reconstitution  Agreement  without  payment  (notwithstanding anything in this Agreement to the contrary) of any  compensation  to PHH Mortgage;  provided that to the  extent  that  any  provision  of this  Agreement  and/or  any  applicable  Reconstitution
                  Agreement  expressly  provides  for the  survival  of  certain  rights or  obligations  following termination of PHH Mortgage as servicer, such provision shall be given effect."

         (y)      A new Section 13.08 of the Agreement is hereby added to the Agreement and shall read as follows:

                           "Section 13.08.  Third Party Beneficiary.

                           For  purposes of this  Article  XIII and any  related  provisions  thereto,  each Master
                  Servicer  shall be considered a third-party  beneficiary of this  Agreement,  entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

         (z)      The Servicer  shall  deliver all reports  (including  all reports  required  under  Regulation AB pursuant to Article XIII of the Agreement)  required to be delivered  under the Agreement to the Master Servicer or
Securities  Administrator,  as  applicable,  at the  address  set forth in  Section 7 herein.  Notwithstanding  any provision in the Agreement to the  contrary,  the Servicer  agrees that it will report to the Master  Servicer on a monthly basis on the date specified in the Agreement  using the formats  attached  hereto as Exhibit III or in such other formats as mutually agreed to by the Servicer and the Master Servicer.

         (aa)     The  Agreement is hereby  amended by deleting  Exhibit 12 in its  entirety and  replacing it with
Exhibit IV attached hereto.

6.       Continuing Effect

         Except as  contemplated  hereby,  the Agreement  shall remain in full force and effect in accordance  with its terms.

7.       Governing Law

         This  Assignment  and the  rights  and  obligations  hereunder  shall  be  governed  by and  construed  in accordance  with the  internal  laws of the State of New York (other than  Section 5-1401  of the New York  General
Obligations Law).

8.       Notices

         Any notices or other  communications  permitted or required under the Agreement or this  Assignment  shall be in writing and shall be given as follows:

              •   In the case of a Seller or the Servicer,

                                                            14

                  PHH Mortgage Corporation
                  3000 Leadenhall Road
                  Mt. Laurel, NJ  08054
                  Attention:  Vice President, Servicing

              •   In the case of the Assignee,

                  Credit Suisse First Boston Mortgage Acceptance Corp.
                  11 Madison Avenue, 4th Floor
                  New York, New York 10010
                  Attention:  Peter Sack

              •   In the case of the Assignor,

                  Chimera Investment Corporation
                  1211 Avenue of the Americas, Suite 2902
                  New York, New York  10036
                  Attention: PHHMC 2008-CIM2

              •   In the case of Master Servicer or Securities Administrator,

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager - PHHMC 2008-CIM2
                  Telecopier: (410) 715-2380

9.       Counterparts

         This  Agreement may be executed in  counterparts,  each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.      Miscellaneous

         (a)      The Servicer  hereby  acknowledges  that the Specified  Mortgage Loans and the rights assigned to the  Assignee  under this  Assignment  will be assigned to PHH  Mortgage  Trust,  Series  2008-CIM2  (the  "Trust")
pursuant  to the Sale and  Servicing  Agreement.  The  Servicer  agrees that such rights will be for the benefit of the Trust and the Owner Trustee,  in its individual  capacity and in its capacity as Owner Trustee.  Under the Sale and  Servicing  Agreement,  Wells Fargo Bank,  N.A.  has been  appointed  as the Master  Servicer of the  Specified
Mortgage  Loans.  As a result of such  appointment,  the  Servicer  acknowledges  that the Master  Servicer has the right to  enforce  all  obligations  of the  Servicer  under the  Agreement.  Such  rights  will  include,  without limitation,  the right to terminate  the Servicer  under the Agreement  upon the  occurrence of an Event of Default thereunder,  the right to receive all  remittances  required to be made by the Servicer  under the  Agreement,  the right to receive all monthly  reports and other data and  information  required  to be  delivered  by the  Servicer under the  Agreement,  the right to examine the books and records of the Servicer,  indemnification  rights and the right to exercise  certain rights of consent and approval  relating to actions taken by the Servicer.  The Servicer shall make all  distributions  under the  Agreement  required to be made to the  Securities  Administrator  by wire transfer of immediately available funds to:

                                                            15

                  Wells Fargo Bank, N. A.
                  ABA # 121-000-248
                  Account Name: SAS Clearing
                  Account # 3970771416
                  For Further Credit to:  PHHMC 2008-CIM2 Account Number 53201700

         (b)      If the Offered Notes are not sold to  third-party  investors on or prior to the Closing Date, the
Depositor shall not be obligated to purchase the Mortgage Loans from Chimera pursuant to this  Assignment,  and, if the Depositor has already  purchased the Mortgage  Loans from Chimera  pursuant to this  Assignment,  the Depositor will return the Mortgage Loans to Chimera and Chimera will return all amounts  received as  consideration  for such
Mortgage Loans.

         (c)      No term or  provision  of this  Assignment  may be  waived  or  modified  unless  such  waiver or modification  is in writing  and  signed by the party  against  whom such  waiver or  modification  is sought to be enforced.

         (d)      This  Assignment  shall inure to the benefit of the successors and assigns of the parties hereto.
Any entity into which  Assignor,  Assignee,  Servicer or Seller may be merged or  consolidated  shall,  without the requirement for any further writing, be deemed Assignor, Assignee, Servicer or Seller, respectively, hereunder.

         (e)      This Assignment  shall survive the conveyance of the Specified  Mortgage Loans, the assignment of the  Agreement  to the extent of the  Specified  Mortgage  Loans by Assignor to Assignee and by the Assignee to the
Trust and the termination of the Agreement.

         (f)      This Assignment may be executed  simultaneously  in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         (g)      In the  event  that  any  provision  of this  Assignment  conflicts  with  any  provision  of the
Agreement with respect to the Specified Mortgage Loans, the terms of this Assignment shall control.

         (h)      To the fullest  extent  permitted  under  applicable  law, each party hereto  hereby  irrevocably waives all right to a trial by jury in any action,  proceeding or  counterclaim  arising out of or relating to this
Assignment.

11.      Acknowledgement and Agreement with Specified Provisions of Sale and Servicing Agreement.

         (a)      The Servicer  hereby  acknowledges  and agrees to be bound by the  provisions  of Section 3.23 of the Sale and Servicing Agreement.

                                                            16

         (b)      The Servicer hereby  acknowledges  and agrees to be bound by the provisions of the last paragraph of Section 2.04 of the Sale and Servicing Agreement.

         (c)      The Servicer  hereby  acknowledges  and agrees to be bound by the  provisions  of Section 3.13 of the Sale and Servicing Agreement.

         (d)      The Servicer hereby  acknowledges and agrees to be bound by the provisions of  Section 3.19(a)(i)
of the Sale and Servicing Agreement.

         (e)      The parties  hereto  acknowledge  the rights of the  Servicer  contained in Article X of the Sale and  Servicing  Agreement  and the  ability  of the  Servicer  to  exercise  such  rights and the  Servicer  hereby acknowledges the designation of rights contained therein.

12.      Special Representation and Warranty of the Depositor to PHH Mortgage Corporation.

         (a)      The  Depositor  hereby  represents  and  warrants to PHH  Mortgage  Corporation  that none of the
Specified  Mortgage  Loans are governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003.

                                    [Assignment continues with signature page]

                                                            17

         IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Assignment  the day and year first above written.

                                                             ASSIGNOR:

                                                             CHIMERA INVESTMENT CORPORATION

                                                             By:      _________________________
                                                             Name:    _________________________
                                                             Title:   _________________________

                                                             SELLER:

                                                             PHH MORTGAGE CORPORATION

                                                             By:      _________________________
                                                             Name:    _________________________
                                                             Title:   _________________________

                                                             ASSIGNEE:

                                                             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                                                             By:      _________________________
                                                             Name:    _________________________
                                                             Title:   _________________________

                                                             SERVICER:

                                                             PHH MORTGAGE CORPORATION

                                                             By:      _________________________
                                                             Name:    _________________________
                                                             Title:   _________________________

Acknowledged and Agreed to by:

WELLS FARGO BANK, N.A.

By:      _________________________
Name:    _________________________
Title:   _________________________

                                                     EXHIBIT I

                                         SPECIFIED MORTGAGE LOAN SCHEDULE

                                                    EXHIBIT II

 MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT DATED AS OF DECEMBER 14, 2007 BETWEEN CHIMERA INVESTMENT
         CORPORATION, PURCHASER AND PHH MORTGAGE CORPORATION AND BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST

                                                    EXHIBIT III

Exhibit  : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

         NOTE:  Do not net or combine  items.  Show all  expenses  individually  and all credits as  separate  line items.  Claim packages are due on the remittance  report date.  Late  submissions may result in claims not being passed  until the  following  month.  The Servicer is  responsible  to remit all funds  pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:

         1.       The Actual Unpaid  Principal  Balance of the Mortgage Loan. For  documentation,  an  Amortization
                  Schedule  from date of default  through  liquidation  breaking out the net interest and servicing fees advanced is required.

         2.       The Total  Interest Due less the  aggregate  amount of servicing  fee that would have been earned if all delinquent payments had been made as agreed. For documentation,  an Amortization  Schedule from date of default  through  liquidation  breaking  out the net  interest  and  servicing  fees advanced is required.

         3.       Accrued  Servicing  Fees based upon the  Scheduled  Principal  Balance  of the  Mortgage  Loan as
                  calculated on a monthly basis. For documentation,  an Amortization  Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable.  Required documentation:

                  *   For  taxes and  insurance  advances  - see page 2 of 332 form -  breakdown  required  showing period

                      of coverage,  base tax,  interest,  penalty.  Advances prior to default  require  evidence of servicer efforts to recover advances.

                  *   For escrow advances - complete payment history

                      (to calculate advances from last positive escrow balance forward)

                  *   Other expenses - copies of corporate advance history showing all payments

                  *   REO repairs > $1500 require explanation

                  *   REO repairs >$3000 require evidence of at least 2 bids.

                  *   Short Sale or Charge Off require P&L  supporting  the  decision  and WFB's  approved  Officer
                      Certificate

                  *   Unusual or extraordinary items may require further documentation.

         13.      The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable.  Required documentation:

                  *   Copy of the HUD 1 from the REO  sale.  If a 3rd  Party  Sale,  bid  instructions  and  Escrow
                      Agent / Attorney

                      Letter of Proceeds Breakdow

                  *   Copy of EOB for any MI or gov't guarantee

                  *   All other credits need to be clearly defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA  loans,  use line (18a) for Part  A/Initial  proceeds and line (18b) for Part
                           B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)

         23.      The total derived from  subtracting  line 22 from 13. If the amount  represents a realized  gain, show the amount in parenthesis (  ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                                  Date:  _______________
         Phone:  ______________________                      Email Address:_____________________

______________________________________________________________________________________________________________________
Servicer Loan. No.                    Servicer Name                              Servicer Address
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name:_____________________________________________________
         Property Address: _____________________________________________________

         Liquidation Type:         REO Sale          3rd Party Sale        Short Sale              Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown                        Yes              No
         If "Yes", provide deficiency or cramdown amount_____________________________

         Liquidation and Acquisition Expenses:
         (1)      Actual Unpaid Principal Balance of Mortgage Loan                     $ _______________(1)
         (2)      Interest accrued at Net Rate                                           _______________(2)
         (3)      Accrued Servicing Fees                                                 _______________(3)
         (4)      Attorney's Fees                                                        _______________(4)
         (5)      Taxes (see page 2)                                                     _______________(5)
         (6)      Property Maintenance                                                   _______________(6)
         (7)      MI/Hazard Insurance Premiums (see page 2)                              _______________(7)
         (8)      Utility Expenses                                                       _______________(8)
         (9)      Appraisal/BPO                                                          _______________(9)
         (10)     Property Inspections                                                   _______________(10)
         (11)     FC Costs/Other Legal Expenses                                          _______________(11)
         (12)     Other (itemize)                                                        _______________(12)
                        Cash for Keys ____________________                               _______________(12)
                        HOA/Condo Fees _________________                                 _______________(12)
                        ________________________________                                 _______________(12)

                        Total Expenses                                                 $ _______________(13)

         Credits
         (14)     Escrow Balance                                                                        (14)
         (15)     HIP Refund                                                            ________________(15)
         (16)     Rental Receipts                                                       ________________(16)
         (17)     Hazard Loss Proceeds                                                  ________________(17)
         (18)     Primary Mortgage Insurance / Gov't Insurance                          ________________(18a)
         HUD Part A
                                                                                        ________________(18b)
         HUD Part B
         (19)     Pool Insurance Proceeds                                               ________________(19)
         (20)     Proceeds from Sale of Acquired Property                               ________________(20)
         (21)     Other (itemize)                                                       ________________(21)
                  ___________________________________                                   ________________(21)

                  Total Credits                                                        $ _______________(22)
         Total Realized Loss (or Amount of Gain)                                       $________________(23)

Escrow Disbursement Detail

______________________________________________________________________________________________________________________
      Type            Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                         Coverage
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                       Standard Loan Level File Layout - Master Servicing
_________________________________________________________________________________________________________________________________
Exhibit 1:  Layout
_________________________________________________________________________________________________________________________________
Column Name                  Description                                              Decimal    Format Comment          Max
                                                                                                                         Size
_________________________________________________________________________________________________________________________________
Each file requires the following fields:
_________________________________________________________________________________________________________________________________
SER_INVESTOR_NBR             A value assigned by the Servicer to define a group of               Text up to 20 digits         20
                             loans.
_________________________________________________________________________________________________________________________________
LOAN_NBR                     A unique identifier assigned to each loan by the                    Text up to 10 digits         10
                             investor.
_________________________________________________________________________________________________________________________________
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.                 Text up to 10 digits         10
                             This may be different than the LOAN_NBR.
_________________________________________________________________________________________________________________________________
SCHED_PAY_AMT                Scheduled monthly principal and scheduled interest               2  No commas(,) or              11
                             payment that a borrower is expected to pay, P&I                     dollar signs ($)
                             constant.
_________________________________________________________________________________________________________________________________
NOTE_INT_RATE                The loan interest rate as reported by the Servicer.              4  Max length of 6               6
_________________________________________________________________________________________________________________________________
NET_INT_RATE                 The loan gross interest rate less the service fee rate           4  Max length of 6               6
                             as reported by the Servicer.
_________________________________________________________________________________________________________________________________
SERV_FEE_RATE                The servicer's fee rate for a loan as reported by the            4  Max length of 6               6
                             Servicer.
_________________________________________________________________________________________________________________________________
SERV_FEE_AMT                 The servicer's fee amount for a loan as reported by              2  No commas(,) or              11
                             the Servicer.                                                       dollar signs ($)
_________________________________________________________________________________________________________________________________
NEW_PAY_AMT                  The new loan payment amount as reported by the                   2  No commas(,) or              11
                             Servicer.                                                           dollar signs ($)
_________________________________________________________________________________________________________________________________
NEW_LOAN_RATE                The new loan rate as reported by the Servicer.                   4  Max length of 6               6
_________________________________________________________________________________________________________________________________
ARM_INDEX_RATE               The index the Servicer is using to calculate a                   4  Max length of 6               6
                             forecasted rate.
_________________________________________________________________________________________________________________________________
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance at the                   2  No commas(,) or              11
                             beginning of the processing cycle.                                  dollar signs ($)
_________________________________________________________________________________________________________________________________
ACTL_END_PRIN_BAL            The borrower's actual principal balance at the end of            2  No commas(,) or              11
                             the processing cycle.                                               dollar signs ($)
_________________________________________________________________________________________________________________________________
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle that the                    MM/DD/YYYY                   10
                             borrower's next payment is due to the Servicer, as
                             reported by Servicer.
_________________________________________________________________________________________________________________________________
SERV_CURT_AMT_1              The first curtailment amount to be applied.                      2  No commas(,) or              11
                                                                                                 dollar signs ($)
_________________________________________________________________________________________________________________________________
SERV_CURT_DATE_1             The curtailment date associated with the first                      MM/DD/YYYY                   10
                             curtailment amount.
_________________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_1              The curtailment interest on the first curtailment                2  No commas(,) or              11
                             amount, if applicable.                                              dollar signs ($)
_________________________________________________________________________________________________________________________________
SERV_CURT_AMT_2              The second curtailment amount to be applied.                     2  No commas(,) or              11
                                                                                                 dollar signs ($)
_________________________________________________________________________________________________________________________________
SERV_CURT_DATE_2             The curtailment date associated with the second                     MM/DD/YYYY                   10
                             curtailment amount.
_________________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_2              The curtailment interest on the second curtailment               2  No commas(,) or              11
                             amount, if applicable.                                              dollar signs ($)
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
Exhibit 1:  Continued        Standard Loan Level File Layout
_________________________________________________________________________________________________________________________________
Column Name                  Description                                              Decimal    Format Comment          Max
                                                                                                                         Size
_________________________________________________________________________________________________________________________________
SERV_CURT_AMT_3              The third curtailment amount to be applied.                      2  No commas(,) or              11
                                                                                                 dollar signs ($)
_________________________________________________________________________________________________________________________________
SERV_CURT_DATE_3             The curtailment date associated with the third                      MM/DD/YYYY                   10
                             curtailment amount.
_________________________________________________________________________________________________________________________________
CURT_ADJ_AMT_3               The curtailment interest on the third curtailment                2  No commas(,) or              11
                             amount, if applicable.                                              dollar signs ($)
_________________________________________________________________________________________________________________________________
PIF_AMT                      The loan "paid in full" amount as reported by the                2  No commas(,) or              11
                             Servicer.                                                           dollar signs ($)
_________________________________________________________________________________________________________________________________
PIF_DATE                     The paid in full date as reported by the Servicer.                  MM/DD/YYYY                   10
_________________________________________________________________________________________________________________________________
ACTION_CODE                  The standard FNMA numeric code used to indicate the                 Action Code Key:              2
                             default/delinquent status of a particular loan.                     15=Bankruptcy,
                                                                                                 30=Foreclosure,
                                                                                                              ,
                                                                                                 60=PIF,
                                                                                                 63=Substitution,
                                                                                                 65=Repurchase,70=REO
_________________________________________________________________________________________________________________________________
INT_ADJ_AMT                  The amount of the interest adjustment as reported by             2  No commas(,) or              11
                             the Servicer.                                                       dollar signs ($)
_________________________________________________________________________________________________________________________________
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount, if                     2  No commas(,) or              11
                             applicable.                                                         dollar signs ($)
_________________________________________________________________________________________________________________________________
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if applicable.                  2  No commas(,) or              11
                                                                                                 dollar signs ($)
_________________________________________________________________________________________________________________________________
LOAN_LOSS_AMT                The amount the Servicer is passing as a loss, if                 2  No commas(,) or              11
                             applicable.                                                         dollar signs ($)
_________________________________________________________________________________________________________________________________
Plus the following applicable fields:
_________________________________________________________________________________________________________________________________
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal amount due at the            2  No commas(,) or              11
                             beginning of the cycle date to be passed through to                 dollar signs ($)
                             investors.
_________________________________________________________________________________________________________________________________
SCHED_END_PRIN_BAL           The scheduled principal balance due to investors at              2  No commas(,) or              11
                             the end of a processing cycle.                                      dollar signs ($)
_________________________________________________________________________________________________________________________________
SCHED_PRIN_AMT               The scheduled principal amount as reported by the                2  No commas(,) or              11
                             Servicer for the current cycle -- only applicable for               dollar signs ($)
                             Scheduled/Scheduled Loans.
_________________________________________________________________________________________________________________________________
SCHED_NET_INT                The scheduled gross interest amount less the service             2  No commas(,) or              11
                             fee amount for the current cycle as reported by the                 dollar signs ($)
                             Servicer -- only applicable for Scheduled/Scheduled
                             Loans.
_________________________________________________________________________________________________________________________________
ACTL_PRIN_AMT                The actual principal amount collected by the Servicer            2  No commas(,) or              11
                             for the current reporting cycle -- only applicable for              dollar signs ($)
                             Actual/Actual Loans.
_________________________________________________________________________________________________________________________________
ACTL_NET_INT                 The actual gross interest amount less the service fee            2  No commas(,) or              11
                             amount for the current reporting cycle as reported by               dollar signs ($)
                             the Servicer -- only applicable for Actual/Actual
                             Loans.
_________________________________________________________________________________________________________________________________
PREPAY_PENALTY_ AMT          The penalty amount received when a borrower prepays on           2  No commas(,) or              11
                             his loan as reported by the Servicer.                               dollar signs ($)
_________________________________________________________________________________________________________________________________
PREPAY_PENALTY_WAIVED        The prepayment penalty amount for the loan waived by             2  No commas(,) or              11
                             the servicer.                                                       dollar signs ($)
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
Exhibit 1:  Continued        Standard Loan Level File Layout
_________________________________________________________________________________________________________________________________
Column Name                  Description                                              Decimal    Format Comment          Max
                                                                                                                         Size
_________________________________________________________________________________________________________________________________
MOD_DATE                     The Effective Payment Date of the Modification for the              MM/DD/YYYY                   10
                             loan.
_________________________________________________________________________________________________________________________________
MOD_TYPE                     The Modification Type.                                              Varchar - value can          30
                                                                                                 be alpha or numeric
_________________________________________________________________________________________________________________________________
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and interest                   2  No commas(,) or              11
                             advances made by Servicer.                                          dollar signs ($)
_________________________________________________________________________________________________________________________________
BREACH_FLAG                  Flag to indicate if the repurchase of a loan is due to              Y=Breach                      1
                             a breach of Representations and Warranties                          N=NO           Breach
                                                                                                 Let blank if N/A
_________________________________________________________________________________________________________________________________

         Exhibit        : Standard File Layout - Delinquency Reporting

           *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
___________________________________________________________________________________________________________________________
        Column/Header Name                              Description                       Decimal   Format
                                                                                                    Comment
___________________________________________________________________________________________________________________________
SERVICER_LOAN_NBR                    A unique number assigned to a loan by the
                                     Servicer.  This may be different than the LOAN_NBR
___________________________________________________________________________________________________________________________
LOAN_NBR                             A unique identifier assigned to each loan by the
                                     originator.
___________________________________________________________________________________________________________________________
CLIENT_NBR                           Servicer Client Number
___________________________________________________________________________________________________________________________
SERV_INVESTOR_NBR                    Contains a unique number as assigned by an
                                     external servicer to identify a group of loans in
                                     their system.
___________________________________________________________________________________________________________________________
BORROWER_FIRST_NAME                  First Name of the Borrower.
___________________________________________________________________________________________________________________________
BORROWER_LAST_NAME                   Last name of the borrower.
___________________________________________________________________________________________________________________________
PROP_ADDRESS                         Street Name and Number of Property
___________________________________________________________________________________________________________________________
PROP_STATE                           The state where the  property located.
___________________________________________________________________________________________________________________________
PROP_ZIP                             Zip code where the property is located.
___________________________________________________________________________________________________________________________
BORR_NEXT_PAY_DUE_DATE               The date that the borrower's next payment is due               MM/DD/YYYY
                                     to the servicer at the end of processing cycle,
                                     as reported by Servicer.
___________________________________________________________________________________________________________________________
LOAN_TYPE                            Loan Type (i.e. FHA, VA, Conv)
___________________________________________________________________________________________________________________________
BANKRUPTCY_FILED_DATE                The date a particular bankruptcy claim was filed.              MM/DD/YYYY
___________________________________________________________________________________________________________________________
BANKRUPTCY_CHAPTER_CODE              The chapter under which the bankruptcy was filed.
___________________________________________________________________________________________________________________________
BANKRUPTCY_CASE_NBR                  The case number assigned by the court to the
                                     bankruptcy filing.
___________________________________________________________________________________________________________________________
POST_PETITION_DUE_DATE               The payment due date once the bankruptcy has been              MM/DD/YYYY
                                     approved by the courts
___________________________________________________________________________________________________________________________
BANKRUPTCY_DCHRG_DISM_ DATE          The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                                     Either by Dismissal, Discharged and/or a Motion
                                     For Relief Was Granted.
___________________________________________________________________________________________________________________________
LOSS_MIT_APPR_DATE                   The Date The Loss Mitigation Was Approved By The               MM/DD/YYYY
                                     Servicer
___________________________________________________________________________________________________________________________
LOSS_MIT_TYPE                        The Type Of Loss Mitigation Approved For A Loan
                                     Such As;
___________________________________________________________________________________________________________________________
LOSS_MIT_EST_COMP_DATE               The Date The Loss Mitigation /Plan Is Scheduled                MM/DD/YYYY
                                     To End/Close
___________________________________________________________________________________________________________________________
LOSS_MIT_ACT_COMP_DATE               The Date The Loss Mitigation Is Actually Completed             MM/DD/YYYY
___________________________________________________________________________________________________________________________
FRCLSR_APPROVED_DATE                 The date DA Admin sends a letter to the servicer               MM/DD/YYYY
                                     with instructions to begin foreclosure
                                     proceedings.
___________________________________________________________________________________________________________________________
ATTORNEY_REFERRAL_DATE               Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                                     Foreclosure
___________________________________________________________________________________________________________________________
FIRST_LEGAL_DATE                     Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                                     Foreclosure Action
___________________________________________________________________________________________________________________________
FRCLSR_SALE_EXPECTED_DATE            The date by which a foreclosure sale is expected               MM/DD/YYYY
                                     to occur.
___________________________________________________________________________________________________________________________
FRCLSR_SALE_DATE                     The actual date of the foreclosure sale.                       MM/DD/YYYY
___________________________________________________________________________________________________________________________
FRCLSR_SALE_AMT                      The amount a property sold for at the foreclosure       2      No commas(,) or
                                     sale.                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
EVICTION_START_DATE                  The date the servicer initiates eviction of the                MM/DD/YYYY
                                     borrower.
___________________________________________________________________________________________________________________________
EVICTION_COMPLETED_DATE              The date the court revokes legal possession of                 MM/DD/YYYY
                                     the property from the borrower.
___________________________________________________________________________________________________________________________
LIST_PRICE                           The price at which an REO property is marketed.         2      No commas(,) or
                                                                                                    dollar signs ($)
___________________________________________________________________________________________________________________________
LIST_DATE                            The date an REO property is listed at a                        MM/DD/YYYY
                                     particular price.
___________________________________________________________________________________________________________________________
OFFER_AMT                            The dollar value of an offer for an REO property.       2      No commas(,) or
                                                                                                    dollar signs ($)
___________________________________________________________________________________________________________________________
OFFER_DATE_TIME                      The date an offer is received by DA Admin or by                MM/DD/YYYY
                                     the Servicer.
___________________________________________________________________________________________________________________________
REO_CLOSING_DATE                     The date the REO sale of the property is                       MM/DD/YYYY
                                     scheduled to close.
___________________________________________________________________________________________________________________________
REO_ACTUAL_CLOSING_DATE              Actual Date Of REO Sale                                        MM/DD/YYYY
c

___________________________________________________________________________________________________________________________
OCCUPANT_CODE                              Classification of how the property is occupied.
___________________________________________________________________________________________________________________________
PROP_CONDITION_CODE                        A code that indicates the condition of the
                                           property.
___________________________________________________________________________________________________________________________
PROP_INSPECTION_DATE                       The date a  property inspection is performed.                  MM/DD/YYYY
___________________________________________________________________________________________________________________________
APPRAISAL_DATE                             The date the appraisal was done.                               MM/DD/YYYY
___________________________________________________________________________________________________________________________
CURR_PROP_VAL                              The current "as is" value of the property based         2
                                           on brokers price opinion or appraisal.
___________________________________________________________________________________________________________________________
REPAIRED_PROP_VAL                          The amount the property would be worth if repairs       2
                                           are completed pursuant to a broker's price
                                           opinion or appraisal.
___________________________________________________________________________________________________________________________
If applicable:
___________________________________________________________________________________________________________________________
DELINQ_STATUS_CODE                         FNMA Code Describing Status of Loan
___________________________________________________________________________________________________________________________
DELINQ_REASON_CODE                         The circumstances which caused a borrower to stop
                                           paying on a loan.  Code indicates the reason why
                                           the loan is in default for this cycle.
___________________________________________________________________________________________________________________________
MI_CLAIM_FILED_DATE                        Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                                           Mortgage Insurance Company.
___________________________________________________________________________________________________________________________
MI_CLAIM_AMT                               Amount of Mortgage Insurance Claim Filed                       No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
MI_CLAIM_PAID_DATE                         Date Mortgage Insurance Company Disbursed Claim                MM/DD/YYYY
                                           Payment
___________________________________________________________________________________________________________________________
MI_CLAIM_AMT_PAID                          Amount Mortgage Insurance Company Paid On Claim         2      No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
POOL_CLAIM_FILED_DATE                      Date Claim Was Filed With Pool Insurance Company               MM/DD/YYYY
___________________________________________________________________________________________________________________________
POOL_CLAIM_AMT                             Amount of Claim Filed With Pool Insurance Company       2      No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
POOL_CLAIM_PAID_DATE                       Date Claim Was Settled and The Check Was Issued                MM/DD/YYYY
                                           By The Pool Insurer
___________________________________________________________________________________________________________________________
POOL_CLAIM_AMT_PAID                        Amount Paid On Claim By Pool Insurance Company          2      No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_FILED_DATE                Date FHA Part A Claim Was Filed With HUD                       MM/DD/YYYY
___________________________________________________________________________________________________________________________
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_PAID_DATE                 Date HUD Disbursed Part A Claim Payment                        MM/DD/YYYY
___________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_PAID_AMT                  Amount HUD Paid on Part A Claim                         2      No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_FILED_DATE                Date FHA Part B Claim Was Filed With HUD                       MM/DD/YYYY
___________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_AMT                       Amount of FHA Part B Claim Filed                        2      No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_PAID_DATE                 Date HUD Disbursed Part B Claim Payment                        MM/DD/YYYY
___________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_PAID_AMT                  Amount HUD Paid on Part B Claim                         2      No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
VA_CLAIM_FILED_DATE                        Date VA Claim Was Filed With the Veterans Admin                MM/DD/YYYY
___________________________________________________________________________________________________________________________
VA_CLAIM_PAID_DATE                         Date Veterans Admin. Disbursed VA Claim Payment                MM/DD/YYYY
___________________________________________________________________________________________________________________________
VA_CLAIM_PAID_AMT                          Amount Veterans Admin. Paid on VA Claim                 2      No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
MOTION_FOR_RELIEF_DATE                     The date the Motion for Relief was filed                   10  MM/DD/YYYY
___________________________________________________________________________________________________________________________
FRCLSR_BID_AMT                             The foreclosure sale bid amount                            11  No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
FRCLSR_SALE_TYPE                           The foreclosure sales results: REO, Third Party,
                                           Conveyance to HUD/VA
___________________________________________________________________________________________________________________________
REO_PROCEEDS                               The net proceeds from the sale of the REO                      No commas(,) or
                                           property.                                                      dollar signs ($)
___________________________________________________________________________________________________________________________
BPO_DATE                                   The date the BPO was done.
___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________
CURRENT_FICO                               The current FICO score
___________________________________________________________________________________________________________________________
HAZARD_CLAIM_FILED_DATE                    The date the Hazard Claim was filed with the               10  MM/DD/YYYY
                                           Hazard Insurance Company.
___________________________________________________________________________________________________________________________
HAZARD_CLAIM_AMT                           The amount of the Hazard Insurance Claim filed.            11  No commas(,) or
                                                                                                          dollar signs ($)
___________________________________________________________________________________________________________________________
HAZARD_CLAIM_PAID_DATE                     The date the Hazard Insurance Company disbursed            10  MM/DD/YYYY
                                           the claim payment.
___________________________________________________________________________________________________________________________
HAZARD_CLAIM_PAID_AMT                      The amount the Hazard Insurance Company paid on            11  No commas(,) or
                                           the claim.                                                     dollar signs ($)
___________________________________________________________________________________________________________________________
ACTION_CODE                                Indicates loan status                                          Number
___________________________________________________________________________________________________________________________
NOD_DATE                                                                                                  MM/DD/YYYY
___________________________________________________________________________________________________________________________
NOI_DATE                                                                                                  MM/DD/YYYY
___________________________________________________________________________________________________________________________
ACTUAL_PAYMENT_PLAN_START_ DATE                                                                           MM/DD/YYYY
___________________________________________________________________________________________________________________________
ACTUAL_PAYMENT_ PLAN_END_DATE
___________________________________________________________________________________________________________________________
ACTUAL_REO_START_DATE                                                                                     MM/DD/YYYY
___________________________________________________________________________________________________________________________
REO_SALES_PRICE                                                                                           Number
___________________________________________________________________________________________________________________________

REALIZED_LOSS/GAIN                         As defined in the Servicing Agreement                          Number
___________________________________________________________________________________________________________________________

         Exhibit 2: Standard File Layout - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
         •    ASUM-                 Approved Assumption
         •    BAP-                  Borrower Assistance Program
         •    CO- Charge Off
         •    DIL-Deed-in-Lieu
         •    FFA-Formal Forbearance Agreement
         •    MOD-Loan Modification
         •    PRE-Pre-Sale
         •    SS- Short Sale
         •    MISC-                 Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
         •        Mortgagor
         •        Tenant
         •        Unknown
         •        Vacant

The Property Condition field should show the last reported condition of the property as follows:
         •        Damaged
         •        Excellent
         •        Fair
         •        Gone
         •        Good
         •        Poor
         •        Special Hazard
         •        Unknown

Exhibit 2: Standard File Layout - Delinquency Reporting

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                                  ___________________________________________________________________________________
                                  Delinquency Code          Delinquency Description
                                  ___________________________________________________________________________________
                                  001                       FNMA-Death of principal mortgagor
                                  ___________________________________________________________________________________
                                  002                       FNMA-Illness of principal mortgagor
                                  ___________________________________________________________________________________
                                  003                       FNMA-Illness of mortgagor's family member
                                  ___________________________________________________________________________________
                                  004                       FNMA-Death of mortgagor's family member
                                  ___________________________________________________________________________________
                                  005                       FNMA-Marital difficulties
                                  ___________________________________________________________________________________
                                  006                       FNMA-Curtailment of income
                                  ___________________________________________________________________________________
                                  007                       FNMA-Excessive Obligation
                                  ___________________________________________________________________________________
                                  008                       FNMA-Abandonment of property
                                  ___________________________________________________________________________________
                                  009                       FNMA-Distant employee transfer
                                  ___________________________________________________________________________________
                                  011                       FNMA-Property problem
                                  ___________________________________________________________________________________
                                  012                       FNMA-Inability to sell property
                                  ___________________________________________________________________________________
                                  013                       FNMA-Inability to rent property
                                  ___________________________________________________________________________________
                                  014                       FNMA-Military Service
                                  ___________________________________________________________________________________
                                  015                       FNMA-Other
                                  ___________________________________________________________________________________
                                  016                       FNMA-Unemployment
                                  ___________________________________________________________________________________
                                  017                       FNMA-Business failure
                                  ___________________________________________________________________________________
                                  019                       FNMA-Casualty loss
                                  ___________________________________________________________________________________
                                  022                       FNMA-Energy environment costs
                                  ___________________________________________________________________________________
                                  023                       FNMA-Servicing problems
                                  ___________________________________________________________________________________
                                  026                       FNMA-Payment adjustment
                                  ___________________________________________________________________________________
                                  027                       FNMA-Payment dispute
                                  ___________________________________________________________________________________
                                  029                       FNMA-Transfer of ownership pending
                                  ___________________________________________________________________________________
                                  030                       FNMA-Fraud
                                  ___________________________________________________________________________________
                                  031                       FNMA-Unable to contact borrower
                                  ___________________________________________________________________________________
                                  INC                       FNMA-Incarceration
                                  ___________________________________________________________________________________

Exhibit 2: Standard File Layout - Delinquency Reporting

The FNMA Delinquent Status Code field should show the Status of Default as follows:

________________________________________________________________________________
Status Code            Status Description
________________________________________________________________________________
09                     Forbearance
________________________________________________________________________________
17                     Pre-foreclosure Sale Closing Plan Accepted
________________________________________________________________________________
24                     Government Seizure
________________________________________________________________________________
26                     Refinance
________________________________________________________________________________
27                     Assumption
________________________________________________________________________________
28                     Modification
________________________________________________________________________________
29                     Charge-Off
________________________________________________________________________________
30                     Third Party Sale
________________________________________________________________________________
31                     Probate
________________________________________________________________________________
32                     Military Indulgence
________________________________________________________________________________
43                     Foreclosure Started
________________________________________________________________________________
44                     Deed-in-Lieu Started
________________________________________________________________________________
49                     Assignment Completed
________________________________________________________________________________
61                     Second Lien Considerations
________________________________________________________________________________
62                     Veteran's Affairs-No Bid
________________________________________________________________________________
63                     Veteran's Affairs-Refund
________________________________________________________________________________
64                     Veteran's Affairs-Buydown
________________________________________________________________________________
65                     Chapter 7 Bankruptcy
________________________________________________________________________________
66                     Chapter 11 Bankruptcy
________________________________________________________________________________
67                     Chapter 13 Bankruptcy
________________________________________________________________________________

                                                    EXHIBIT IV

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

______________________________________________________________________________________________________________________
                                    SERVICING CRITERIA                                        APPLICABLE SERVICING
                                                                                                    CRITERIA
______________________________________________________________________________________________________________________
         Reference                                      Criteria
______________________________________________________________________________________________________________________
                                            General Servicing Considerations
______________________________________________________________________________________________________________________
1122(d)(1)(i)                                                                                           X

                              Policies and procedures are instituted to monitor any
                              performance or other triggers and events of default in
                              accordance with the transaction agreements.
______________________________________________________________________________________________________________________

                              If any material servicing activities are outsourced to
                              third parties, policies and procedures are instituted to                  X
                              monitor the third party's performance and compliance with
1122(d)(1)(ii)                such servicing activities.
______________________________________________________________________________________________________________________

                              Any requirements in the transaction agreements to maintain                X
1122(d)(1)(iii)               a back-up servicer for the mortgage loans are maintained.
______________________________________________________________________________________________________________________

                              A fidelity bond and errors and omissions policy is in
                              effect on the party participating in the servicing function               X
                              throughout the reporting period in the amount of coverage
                              required by and otherwise in accordance with the terms of
1122(d)(1)(iv)                the transaction agreements.
______________________________________________________________________________________________________________________

                                           Cash Collection and Administration
______________________________________________________________________________________________________________________
1122(d)(2)(i)                 Payments on mortgage loans are deposited into the                         X
                              appropriate custodial bank accounts and related bank
                              clearing accounts no more than two business days following receipt, or such other number of days specified in the
                              transaction agreements.
______________________________________________________________________________________________________________________

                              Disbursements made via wire transfer on behalf of an                      X
                              obligor or to an investor are made only by authorized
1122(d)(2)(ii)                personnel.
______________________________________________________________________________________________________________________

                              Advances of funds or guarantees regarding collections, cash
                              flows or distributions, and any interest or other fees                    X
                              charged for such advances, are made, reviewed and approved
1122(d)(2)(iii)               as specified in the transaction agreements.
______________________________________________________________________________________________________________________

                              The related accounts for the transaction, such as cash
                              reserve accounts or accounts established as a form of                     X
                              overcollateralization, are separately maintained (e.g.,
                              with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)                transaction agreements.
______________________________________________________________________________________________________________________

                              Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                              agreements. For purposes of this criterion, "federally                    X
                              insured depository institution" with respect to a foreign
                              financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)                 Securities Exchange Act.
______________________________________________________________________________________________________________________

                              Unissued checks are safeguarded so as to prevent                          X
1122(d)(2)(vi)                unauthorized access.
______________________________________________________________________________________________________________________

                              Reconciliations are prepared on a monthly basis for all
                              asset-backed securities related bank accounts, including
                              custodial accounts and related bank clearing accounts.
                              These reconciliations are (A) mathematically accurate; (B)
                              prepared within 30 calendar days after the bank statement
                              cutoff date, or such other number of days specified in the
                              transaction agreements; (C) reviewed and approved by                      X
                              someone other than the person who prepared the
                              reconciliation; and (D) contain explanations for
                              reconciling items. These reconciling items are resolved
                              within 90 calendar days of their original identification,
                              or such other number of days specified in the transaction
1122(d)(2)(vii)               agreements.
______________________________________________________________________________________________________________________

                                           Investor Remittances and Reporting
______________________________________________________________________________________________________________________
1122(d)(3)(i)                                                                                           X

                              Reports to investors, including those to be filed with the
                              Commission, are maintained in accordance with the
                              transaction agreements and applicable Commission
                              requirements. Specifically, such reports (A) are prepared
                              in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                              calculated in accordance with the terms specified in the
                              transaction agreements; (C) are filed with the Commission
                              as required by its rules and regulations; and (D) agree
                              with investors' or the trustee's records as to the total
                              unpaid principal balance and number of mortgage loans
                              serviced by the Servicer.
______________________________________________________________________________________________________________________

                              Amounts due to investors are allocated and remitted in                    X
                              accordance with timeframes, distribution priority and other
1122(d)(3)(ii)                terms set forth in the transaction agreements.
______________________________________________________________________________________________________________________

                              Disbursements made to an investor are posted within two
                              business days to the Servicer's investor records, or such                 X
                              other number of days specified in the transaction
1122(d)(3)(iii)               agreements.
______________________________________________________________________________________________________________________

                              Amounts remitted to investors per the investor reports                    X
                              agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)                custodial bank statements.
______________________________________________________________________________________________________________________

                                               Pool Asset Administration
______________________________________________________________________________________________________________________
1122(d)(4)(i)                                                                                           X
                              Collateral or security on mortgage loans is maintained as
                              required by the transaction agreements or related mortgage loan documents.
______________________________________________________________________________________________________________________

                              Mortgage loan and related documents are safeguarded as                    X
1122(d)(4)(ii)                required by the transaction agreements
______________________________________________________________________________________________________________________

                              Any additions, removals or substitutions to the asset pool
                              are made, reviewed and approved in accordance with any                    X
1122(d)(4)(iii)               conditions or requirements in the transaction agreements.
______________________________________________________________________________________________________________________

                              Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                              posted to the Servicer's obligor records maintained no more
                              than two business days after receipt, or such other number                X
                              of days specified in the transaction agreements, and
                              allocated to principal, interest or other items (e.g.,
                              escrow) in accordance with the related mortgage loan
1122(d)(4)(iv)                documents.
______________________________________________________________________________________________________________________

                              The Servicer's records regarding the mortgage loans agree
                              with the Servicer's records with respect to an obligor's                  X
1122(d)(4)(v)                 unpaid principal balance.
______________________________________________________________________________________________________________________

                              Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are
                              made, reviewed and approved by authorized personnel in                    X
                              accordance with the transaction agreements and related pool
1122(d)(4)(vi)                asset documents.
______________________________________________________________________________________________________________________

1122(d)(4)(vii)                                                                                         X
                              Loss mitigation or recovery actions (e.g., forbearance
                              plans, modifications and deeds in lieu of foreclosure,
                              foreclosures and repossessions, as applicable) are
                              initiated, conducted and concluded in accordance with the
                              timeframes or other requirements established by the
                              transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(viii)                                                                                        X
                              Records documenting collection efforts are maintained
                              during the period a mortgage loan is delinquent in
                              accordance with the transaction agreements. Such records
                              are maintained on at least a monthly basis, or such other
                              period specified in the transaction agreements, and
                              describe the entity's activities in monitoring delinquent
                              mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
                              is deemed temporary (e.g., illness or unemployment).
______________________________________________________________________________________________________________________

                              Adjustments to interest rates or rates of return for                      X
                              mortgage loans with variable rates are computed based on
1122(d)(4)(ix)                the related mortgage loan documents.
______________________________________________________________________________________________________________________

                              Regarding any funds held in trust for an obligor (such as
                              escrow accounts): (A) such funds are analyzed, in
                              accordance with the obligor's mortgage loan documents, on
                              at least an annual basis, or such other period specified in
                              the transaction agreements; (B) interest on such funds is                 X
                              paid, or credited, to obligors in accordance with
                              applicable mortgage loan documents and state laws; and (C)
                              such funds are returned to the obligor within 30 calendar
                              days of full repayment of the related mortgage loans, or
                              such other number of days specified in the transaction
1122(d)(4)(x)                 agreements.
______________________________________________________________________________________________________________________

                              Payments made on behalf of an obligor (such as tax or
                              insurance payments) are made on or before the related
                              penalty or expiration dates, as indicated on the                          X
                              appropriate bills or notices for such payments, provided
                              that such support has been received by the servicer at
                              least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)                number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________

                              Any late payment penalties in connection with any payment
                              to be made on behalf of an obligor are paid from the                      X
                              servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)               late payment was due to the obligor's error or omission.
______________________________________________________________________________________________________________________

                              Disbursements made on behalf of an obligor are posted
                              within two business days to the obligor's records                         X
                              maintained by the servicer, or such other number of days
1122(d)(4)(xiii)              specified in the transaction agreements.
______________________________________________________________________________________________________________________

                              Delinquencies, charge-offs and uncollectible accounts are                 X
                              recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)               agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xv)

                              Any external enhancement or other support, identified in
                              Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
______________________________________________________________________________________________________________________